Navigator Tactical FIXED INCOME FUnd

Class	A	NTBAX
Class	C	NTBCX
Class	I	NTBIX

Navigator equity hedged FUnd

Class	A	NAVAX
Class	C	NAVCX
Class	I	NAVIX

Navigator SENTRY MANAGED VOLATILITY FUnd

Class	A	NVXAX
Class	C	NVXCX
Class	I	NVXIX

Navigator ULTRA SHORT BOND FUnd

Class	A	NUSAX
Class	I	NUSIX

Each a Series of Northern Lights Fund Trust

Supplement dated October 29, 2021 to

the Fund’s Statement of Additional Information dated February 28, 2021

Effective immediately, the following paragraph replaces the third paragraph in the section entitled “Investment Adviser” on page 45 in its entirety:

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Funds. These services include assisting the Trust in selecting and coordinating the activities of the Funds’ custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining the records of the Adviser on behalf of the Funds as required by applicable laws and regulations; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

This Supplement and the existing Statement of Additional Information dated February 28, 2021, provide relevant information for all shareholders and should be retained for future reference. Both the Funds’ Prospectus and Statement of Additional Information dated February 28, 2021, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-877-766-2264.